Exhibit 99.2

MOMENTUM—Pemvidutide Phase 2 Obesity Trial Week 24 Interim Analysis NASDAQ: ALT M. Scott Harris, MD, Chief Medical Officer Louis Aronne, MD, Principal Investigator Sanford I. Weill Professor of Metabolic Research Professor of Clinical Medicine, Weill Cornell Medicine 21 March 2023

Forward-looking statements Safe-Harbor Statement This presentation has been prepared by Altimmune, Inc. ("we," "us," "our," "Altimmune" or the "Company") and includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the timing of key milestones for our clinical assets, the timing of the Phase 2 obesity clinical trial of pemvidutide, the performance of our drug candidates in ongoing and future clinical trials and the prospects for regulatory approval, commercializing or selling any product or drug candidates. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward-looking statements. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward looking statements or historical experience include risks and uncertainties, including risks such as delays in regulatory review, manufacturing and supply chain interruptions, access to clinical sites, enrollment, adverse effects on healthcare systems and disruption of the global economy; the impact subject baseline characteristics, including body weight, on the success of future trials; the reliability of the results of studies relating to human safety and possible adverse effects resulting from the administration of the Company’s product candidates; the Company’s ability to manufacture clinical trial materials on the timelines anticipated; and the success of future product advancements, including the success of future clinical trials. Further information on the factors and risks that could affect the Company's business, financial conditions and results of operations are contained in the Company’s filings with the U.S. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K and our other filings with the SEC, which are available at www.sec.gov. 2

MOMENTUM Trial Design • Phase 2, 48-week trial of pemvidutide in approx 320 subjects with overweight or obesity • Randomized 1:1:1:1 to 1 of 4 treatment arms, stratified by sex and baseline BMI, with standard lifestyle interventions • No or rapid (4 week) dose titration; dose reduction due to intolerability was not allowed • A pre-specified 24-week interim analysis was performed on 160 subjects 0. 6 1.2 1.8 1.8 placebo weekly 1.8 mg weekly 2.4 mg weekly 1.2 mg weekly 4-week titration Week 24 Week 48 Screening Randomization 0.6 1.2 1.8 1.8 3

Study Population—Key Eligibility Criteria • Men and women ages 18-75 years • BMI ≥ 30 kg/m2 or BMI ≥ 27 kg/m2 with at least one obesity-related comorbidity - History of cardiovascular disease - Hypertension - Dyslipidemia - Pre-diabetes - Obstructive sleep apnea • Non-diabetes: HbA1c ≤ 6.5% and fasting glucose ≤ 125 mg/dL • At least one unsuccessful weight loss attempt • A minimum of approximately 25% of subjects were to be male 4

Study Endpoints Efficacy • Primary Endpoint: • Relative change from baseline in body weight (%) • Key Secondary Endpoints: • Proportions (%) of subjects achieving weight loss of ≥ 5%, ≥ 10% and ≥ 15% body weight • Change from baseline in waist circumference, serum lipids, blood pressure Safety • Adverse events (AEs) • Serious and severe AEs • AEs leading to discontinuation • Gastrointestinal (GI) AEs • Heart Rate • Glucose homeostasis 5

Disposition of Subjects in Interim Analysis 160 randomized and dosed Placebo n = 39 Pemvi 1.2 mg n = 40 Pemvi 1.8 mg n = 40 Pemvi 2.4 mg n = 41 Completed treatment n = 28 Completed treatment n = 33 Completed treatment n = 26 3 adverse event 3 withdrawal consent 1 lost to follow-up 4 adverse event 2 withdrawal consent 1 lost to follow-up 2 withdrawal c2 Completed treatment n = 33 1 adverse event 8 withdrawal consent 1 lost to follow-up 1 non-compliance 11 adverse event 3 withdrawal consent 1 lost to follow-up 6

Baseline Characteristics of Subjects in Interim Analysis 7 Characteristic Treatment Placebo (n = 39) 1.2 mg (n=40) 1.8 mg (n=40) 2.4 mg (n=41) Age, years mean (SD) 46.7 (14.2) 46.5 (12.0) 49.5 (13.5) 48.2 (13.4) Gender female, n (%) 30 (76.9%) 31 (77.5%) 30 (75.0%) 31 (75.6%) Race white, n (%) 31 (79.5%) 36 (90.0%) 35 (87.5%) 34 (82.9%) Black or African-American 6 (15.4%) 2 (5.0%) 4 (10.0%) 7 (17.1%) Asian 2 (5.1%) 0 (0.0%) 0 (0.0%) 0 (0.0%) other, n (%) 0 (0.0%) 2 (5.0%) 1 (2.5%) 0 (0.0%) Ethnicity Hispanic, n (%) 8 (20.5%) 10 (25.0%) 5 (12.5%) 9 (22.0%) not Hispanic, n (%) 31 (79.5%) 28 (70.0%) 34 (85.0%) 32 (78.0%) not reported, n (%) 0 (0.0%) 2 (5.0%) 1 (2.5%) 0 (0.0%) BMI, kg/m2 mean (SD) 37.8 (7.9) 37.1 (5.9) 36.0 (5.4) 36.0 (5.5) Body weight, kg mean (SD) 105.4 (24.8) 104.8 (24.0) 100.0 (20.4) 102.1 (17.7) Blood pressure, mm Hg systolic, mean (SD) 121.5 (13.0) 121.0 (12.2) 126.2 (12.6) 125.5 (13.7) diastolic, mean (SD) 75.4 (9.3) 77.4 (7.0) 79.2 (7.7) 80.3 (7.9)

Substantial Weight Loss Through Week 24 INTERIM DATA DEMONSTRATES PROMISING WEIGHT LOSS TRENDS 8 Efficacy Estimand MMRM, mixed model for repeated measures *** p < 0.001 vs. placebo (MMRM)

Weight Loss Responder Analysis at Week 24 50% OF SUBJECTS LOST 10% BODY WEIGHT AT 24 WEEKS 9 * p < 0.05 ** p < 0.005 *** p < 0.001 **** p < 0.0001 vs. placebo (CMH) CMH, Cochran–Mantel–Haenszel

10 Impact of Baseline Body Weight on Efficacy GREATER MEAN WEIGHT LOSS IN SUBJECTS WITH BASELINE BODY WEIGHT ≤115 kg Efficacy Estimand N =120 (75% of study population) *** p < 0.001 vs. placebo (MMRM) Efficacy Estimand MMRM, mixed model for repeated measures

Significant Reductions in Waist Circumference at Week 24 REDUCTIONS IN CENTRAL OBESITY—A MARKER FOR VISCERAL FAT 11 ** p < 0.005 *** p < 0.001 vs. placebo (MMRM) MMRM, mixed model for repeated measures

Robust Reduction in Serum Lipids at Week 24 12 ** p < 0.005 *** p < 0.001 vs. placebo (ANCOVA) ANCOVA, analysis of covariance

Improvements in Blood Pressure without Meaningful Changes in Heart Rate Through Week 24 13 Blood Pressure Heart Rate MMRM, mixed model for repeated measures

14 Safety Overview—AEs Through Week 24 1Rehydration for nausea and vomiting Characteristic Treatment Placebo (n = 39) 1.2 mg (n=40) 1.8 mg (n=40) 2.4 mg (n=41) Serious adverse events n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (2.4%)1 AEs leading to treatment discontinuation n (%) 1 (2.6%) 3 (7.5%) 4 (10.0%) 11 (26.8%) Gastrointestinal AEs Nausea Mild n (%) 2 (5.1%) 5 (12.5%) 9 (22.5%) 12 (29.3%) Moderate n (%) 0 (0.0%) 3 (7.5%) 13 (32.5%) 9 (22.0%) Severe n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (2.4%) Vomiting Mild n (%) 0 (0.0%) 0 (0.0%) 2 (5.0%) 5 (12.2%) Moderate n (%) 0 (0.0%) 2 (5.0%) 3 (7.5%) 4 (9.8%) Severe n (%) 0 (0.0%) 0 (0.0%) 1 (2.5%) 1 (2.4%) Diarrhea Mild n (%) 0 (0.0%) 3 (7.5%) 2 (5.0%) 4 (9.8%) Moderate n (%) 2 (5.1%) 0 (0.0%) 0 (0.0%) 2 (4.9%) Constipation Mild n (%) 0 (0.0%) 3 (7.5%) 1 (2.5%) 5 (12.2%) Moderate n (%) 2 (5.1%) 2 (5.0%) 1 (2.5%) 1 (2.4%)

Glucose Homeostasis Maintained Through Week 24 15 Characteristic Treatment Placebo (n = 39) 1.2 mg (n=40) 1.8 mg (n=40) 2.4 mg (n=41) ALL SUBJECTS Fasting glucose Baseline, mg/dL mean (SD) 96.1 (9.8) 97.0 (12.2) 103.1 (12.1) 100.3 (12.9) Week 24, mg/dL mean (SD) 97.7 (11.4) 96.0 (11.2) 103.9 (14.4) 102.5 (18.4) HbA1c Baseline, % mean (SD) 5.5 (0.4) 5.6 (0.3) 5.5 (0.4) 5.5 (0.4) Week 24, % mean (SD) 5.5 (0.3) 5.5 (0.3) 5.6 (0.5) 5.6 (0.5)

Summary and Conclusions Efficacy • 10.7% and 9.4% (placebo-adjusted: 9.7% and 8.4%) weight loss at 2.4 mg and 1.8 mg through Week 24 • 11.9% and 10.6% (placebo-adjusted:11.1% and 9.8%) weight loss at 2.4 mg and 1.8 mg through Week 24 in subjects with baseline body weight ≤ 115 kg • Approximately 50% of subjects lost 10% or more of body weight and approximately 20% of subjects lost 15% or more body weight at 2.4 mg and 1.8 mg through Week 24 • Robust reductions in waist circumference, serum lipids and blood pressure Safety and tolerability • Gastrointestinal AE rates similar to earlier pemvidutide trials and to other incretin-based agents • AE discontinuation rates at 2.4 mg dose - potentially mitigated by dose reduction and more extended dose titration • No meaningful increases in heart rate • Glucose homeostasis maintained 16

12-Week Phase 1b Trial of Pemvidutide in Subjects with Obesity or Overweight and Type 2 Diabetes NASDAQ: ALT

Pemvidutide Phase 1b Type 2 Diabetes Safety Trial • 54 subjects randomized 1:1:1:1 to 1 of 4 treatment arms, stratified by the presence or absence of metformin use at baseline • 12-week, randomized, placebo-controlled study of pemvidutide in subjects with obesity or overweight and type 2 diabetes 18 • No caloric restriction or lifestyle intervention Screening Randomization placebo weekly 1.8 mg weekly 2.4 mg weekly 1.2 mg weekly 0.6 1.2 1.8 1.8 4-week titration

Study Population—Key Eligibility Criteria • Men and women, ages 18-65 years • BMI ≥ 28 kg/m2 • Type 2 diabetes on stable glucose control regimen for at least 3 months prior to screening • Glucose control regimens included at least one of the following: – Diet and exercise – Metformin with absent or mild gastrointestinal symptoms – SGLT-2 therapy 19

Disposition of Subjects Placebo n = 14 Pemvi 1.2 mg n = 14 Pemvi 1.8 mg n = 13 Pemvi 2.4 mg n = 13 Completed treatment n = 14 Completed treatment n = 12 Completed treatment n = 9 1 withdrawal consent Completed treatment n = 11 54 randomized and dosed 1 withdrawal consent 1 non-compliance 2 lost to follow-up 1 lost to follow-up 1 positive drug screen 20 1 travel restriction

Substantial Weight Loss Through Week 12 21 *** p < 0.001 vs. placebo, (MMRM) MMRM, mixed model for repeated measures Efficacy Estimand

22 Characteristic Treatment Placebo (n=14 ) 1.2 mg (n=14 ) 1.8 mg (n=13 ) 2.4 mg (n= 13) ALL SUBJECTS Fasting glucose Baseline, mg/dL mean (SD) 140.9 (41.6) 132.6 (25.0) 124.9 (31.0) 128.2 (22.8) Week 12, mg/dL mean (SD) 140.4 (45.4) 132.0 (32.8) 126.2 (15.7) 140.6 (28.7) HbA1c Baseline, % mean (SD) 6.6 (1.3) 6.5 (1.0) 6.6 (0.7) 6.9 (0.7) Week 12, % mean (SD) 7.0 (1.4) 6.5 (0.5) 6.7 (0.8) 7.0 (0.6) Glucose Homeostasis Maintained Through Week 12

23 Safety Overview—AEs Through 12 Weeks Characteristic Treatment Placebo (n = 14) 1.2 mg (n=14) 1.8 mg (n=13) 2.4 mg (n=13) Serious adverse events n (%) 1 (7.1%)1 0 (0.0%) 0 (0.0%) 0 (0.0%) AEs leading to treatment discontinuation n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Hyperglycemia AEs n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Gastrointestinal AEs Nausea Mild n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 2 (15.4%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (7.7%) Vomiting Mild n (%) 0 (0.0%) 0 (0.0%) 1 (7.7%) 1 (7.7%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Diarrhea Mild n (%) 0 (0.0%) 0 (0.0%) 1 (7.7%) 0 (0.0%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Constipation Mild n (%) 1 (7.1%) 0 (0.0%) 0 (0.0%) 2 (15.4%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 cervical radiculopathy

Summary and Conclusions Safety and tolerability • Excellent tolerability with low GI AE rates • No discontinuations due to AEs 24 Glucose control • Glucose homeostasis maintained, with no significant changes in fasting glucose or HbA1c through Week 12 • No hyperglycemia AEs Weight loss • 7.7% (placebo-adjusted 8.5%) weight loss at 2.4 mg through Week 12, with potential for robust weight loss at later timepoints

NASDAQ: ALT Questions pertaining to this presentation: Rich Eisenstadt, CFO reisenstadt@altimmune.com